                                                                      EXHIBIT 25
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM T-1
                            STATEMENT OF ELIGIBILITY
                                     UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(B)(2)      / /
                            ------------------------
                              THE BANK OF NEW YORK
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

                        NEW YORK                                                 13-5160382
             (STATE OF INCORPORATION IF NOT                                   (I.R.S. EMPLOYER
                 A U.S. NATIONAL BANK)                                      IDENTIFICATION NO.)

                            ------------------------

                                48 WALL STREET,
                              NEW YORK, N.Y. 10286
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                    TIME WARNER ENTERTAINMENT COMPANY, L.P.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                        DELAWARE                                                 13-3666692
            (STATE OR OTHER JURISDICTION OF                                   (I.R.S. EMPLOYER
             INCORPORATION OR ORGANIZATION)                                 IDENTIFICATION NO.)

                            ------------------------

               AMERICAN TELEVISION AND COMMUNICATIONS CORPORATION
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                        DELAWARE                                                 13-2922502
            (STATE OR OTHER JURISDICTION OF                                   (I.R.S. EMPLOYER
             INCORPORATION OR ORGANIZATION)                                 IDENTIFICATION NO.)

                            ------------------------

                           WARNER COMMUNICATIONS INC.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                        DELAWARE                                                 13-2696809
            (STATE OR OTHER JURISDICTION OF                                   (I.R.S. EMPLOYER
             INCORPORATION OR ORGANIZATION)                                 IDENTIFICATION NO.)

                              75 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10019
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                                DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)
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


1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

NAME                                                 ADDRESS
---------------------------------------------------  ---------------------------------------------------
Superintendent of Banks of the State of              2 Rector Street, New York,
New York                                             N.Y. 10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York                     33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation                Washington, D.C. 20429

New York Clearing House Association                  New York, New York 10005

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2. AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16. LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
         No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE ACT, THE TRUSTEE, THE BANK OF NEW YORK, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF NEW YORK, HAS DULY CAUSED THIS STATEMENT OF ELIGIBILITY TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, ALL IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 16TH DAY OF DECEMBER, 1998.

                                          THE BANK OF NEW YORK

                                          By: /s/ THOMAS C. KNIGHT
                                             -------------------------------
                                             Name: Thomas C. Knight
                                             Title: Assistant Vice President

                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF
                              THE BANK OF NEW YORK
                    OF 48 WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES

A member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                                     DOLLAR AMOUNTS
                                                                                                     --------------
                                                                                                     (IN THOUSANDS)
                                              ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin..............................................    $  7,301,241
Interest-bearing balances.........................................................................       1,385,944
Securities:
  Held-to-maturity securities.....................................................................       1,000,737
  Available-for-sale securities...................................................................       4,240,655
  Federal funds sold and Securities purchased under agreements to resell..........................         971,453
Loans and lease financing receivables:
  Loans and leases, net of unearned income........................................................      38,788,269
  LESS: Allowance for loan and lease losses.......................................................         632,875
  LESS: Allocated transfer risk reserve...........................................................               0
  Loans and leases, net of unearned income, allowance, and reserve................................      38,155,394
Assets held in trading accounts...................................................................       1,307,562
Premises and fixed assets (including capitalized leases)..........................................         670,445
Other real estate owned...........................................................................          13,598
Investments in unconsolidated subsidiaries and associated companies...............................         215,024
Customers' liability to this bank on acceptances outstanding......................................         974,237
Intangible assets.................................................................................       1,102,625
Other assets......................................................................................       1,944,777
                                                                                                      ------------
Total assets......................................................................................    $ 59,283,692
                                                                                                      ------------
                                                                                                      ------------


                                                                                                     DOLLAR AMOUNTS
                                                                                                      ------------
                                                                                                     (IN THOUSANDS)
                                           LIABILITIES
Deposits:
  In domestic offices.............................................................................    $ 26,930,258
  Noninterest-bearing.............................................................................      11,579,390
  Interest-bearing................................................................................      15,350,868
  In foreign offices, Edge and Agreement subsidiaries, and IBFs...................................      16,117,854
  Noninterest-bearing.............................................................................         187,464
  Interest-bearing................................................................................      15,930,390
Federal funds purchased and Securities sold under agreements to repurchase........................       2,170,238
Demand notes issued to the U.S.Treasury...........................................................         300,000
Trading liabilities...............................................................................       1,310,867
Other borrowed money:
  With remaining maturity of one year or less.....................................................       2,549,479
  With remaining maturity of more than one year through three years...............................               0
  With remaining maturity of more than three years................................................          46,654
Bank's liability on acceptances executed and outstanding..........................................         983,398
Subordinated notes and debentures.................................................................       1,314,000
Other liabilities.................................................................................       2,295,520
                                                                                                      ------------
Total liabilities.................................................................................      54,018,268
                                                                                                      ------------
                                                                                                      ------------
Equity capital:
  Common stock....................................................................................       1,135,284
  Surplus.........................................................................................         731,319
  Undivided profits and capital reserves..........................................................       3,385,227
  Net unrealized holding gains (losses) on available-for-sale securities..........................          51,233
  Cumulative foreign currency translation adjustments.............................................        ( 37,639)
                                                                                                      ------------
Total equity capital..............................................................................       5,265,424
                                                                                                      ------------
Total liabilities and equity capital..............................................................    $ 59,283,692
                                                                                                      ------------
                                                                                                      ------------

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

J. Carter Bacot           )
Thomas A. Renyi           )    Directors
Alan R. Griffith          )